Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,169,916.42
Previously Paid Amount	0
Total Fee Amount	4,718.87
Total Offset Amount	0
Net Fee	$ 4,718.87